Morgan Stanley
Global Electricity & Energy Conference

March 13, 2003

C. John Wilder
Executive Vice President and CFO

Entergy

Safe Harbor

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including the Entergy New Orleans rate case and various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

Discussion Outline

- **Industry-Leading Financial Performance**
  - *Successful Turnaround in a Difficult Environment*
- **Flexible Strategy Provides Foundation**
  - *Operational Excellence, Portfolio Management Key to Results*
- **Balanced Financial Goals for the Future**
  - *Emphasis on Earnings, Cash and Credit*
- **Industry Dynamics May Provide Upside**
  - *Acquisition and PPA Opportunities*

Entergy's Overall Improvement Results in Top Quartile Performance

Entergy tracks progress in its turnaround across a broad set of financial measures and considering both performance improvement and current performance level, Entergy leads the pack.

Financial Performance Comparison by Quartile*



ETR
98
ETR
2Q98-3Q02 Performance Improvement
1st
2nd
3rd
4th
4th
3rd
2nd
1st
3Q02 Overall Performance Level

** Based on equally-weighted rankings for the following performance metrics: total shareholder return, EPS growth, net margin, ROE, ROIC, net debt/net cap., net interest coverage, and FFO interest coverage.*
ETR data operational; S&P Electric Index data sourced from Compustat; excludes AYE, EIX, PCG

Entergy Has Outperformed the Major Indices…

Entergy's total shareholder return since new management through the end of 2002 was 130%, outperforming the S&P Electric Index (13%) and the S&P 500 (-16%).

Entergy's TSR since new management ranked 1st among S&P Electric Companies.

ETR Total Shareholder Return
5/28/98-12/31/02, %



130%
ETR
S&P Electrics
S&P 500
140
120
100
80
60
40
20
0
-20
-40
2Q 98
1Q 99
4Q 99
3Q 00
2Q 01
1Q 02
4Q 02

Total Shareholder Return vs. S&P Electrics*
5/28/98-12/31/02, %



ETR
Median
100
75
50
25
0
-25
-50
-75
-100

** Source: Bloomberg*

…And Has Achieved Solid, Consistent Earnings Growth

Entergy's Operational Earnings Per Share has grown 76% since 2Q98.

Earnings growth ranked 4th among the S&P Electric Companies.

ETR Operational Earnings Per Share
12 Months Ended 2Q98-4Q02, $



4.00
3.50
3.00
2.50
2.00
1.50
76%
2Q 98
1Q 99
4Q 99
3Q 00
2Q 01
1Q 02
4Q 02

Earnings Per Share Growth vs. S&P Electrics*
12 Months Ended 2Q98-3Q02, %



100
75
50
25
0
-25
-50
-75
-100
ETR
Median

** Source: Compustat; ETR data operational, all others as-reported; excludes AYE, EIX., PCG*

Higher Returns on Invested Capital Demonstrates New Investments Have Added Value

Entergy's Return on Invested Capital has improved 26% to 7.6% from 2Q98 to 4Q02.

Entergy's improvement through 3Q02 ranked 4th among the S&P Electric Companies.

ETR Return on Invested Capital
12 Months Ended 2Q98-4Q02, %



26%
8
7
6
5
4
2Q 98
1Q 99
4Q 99
3Q 00
2Q 01
1Q 02
4Q 02

Return on Invested Capital Improvement vs. S&P Electrics*
12 Months Ended 2Q98-3Q02, %



100
75
50
25
0
-25
-50
-75
-100
ETR
Median

* Source: Compustat; ETR data operational, all others as-reported; excludes AYE, EIX, PCG

Entergy's Debt Ratio is Below Most Peers…

Entergy has reached its goal of maintaining a Net Debt to Net Capital ratio below 50%.

Entergy's improvement in this ratio ranked 1st among the S&P Electric Companies.

ETR Net Debt to Net Capital
12 Months Ended 2Q98-4Q02, %



60
55
50
45
40
35
30
-15%
2Q 98
1Q 99
4Q 99
3Q 00
2Q 01
1Q 02
4Q 02

Net Debt to Net Capital Improvement vs. S&P Electrics*
12 Months Ended 2Q98-3Q02, %



50
40
30
20
10
0
-10
-20
Median
ETR

** Source: Compustat; excludes AYE, EIX, PCG*

…While Entergy's FFO Interest Coverage is Above Its Peers

Entergy's Funds From Operations Interest Coverage ratio has improved 72% since 2Q98.

This improvement ranked Entergy 1st among the S&P Electric Companies.

ETR FFO Interest Coverage
12 Months Ended 2Q98-4Q02, %



6
5
4
3
2
1
0
72%
2Q 98
1Q 99
4Q 99
3Q 00
2Q 01
1Q 02
4Q 02

FFO Interest Coverage Improvement vs. S&P Electrics*
12 Months Ended 2Q98-3Q02, %



100
80
60
40
20
0
-20
-40
-60
-80
-100
ETR
Median

** Source: Compustat; ETR data operational, all others as-reported; excludes AYE, EIX, PCG*

Discussion Outline

- **Industry-Leading Financial Performance**
  - *Successful Turnaround in a Difficult Environment*
- **Flexible Strategy Provides Foundation**
  - *Operational Excellence, Portfolio Management Key to Results*
- **Balanced Financial Goals for the Future**
  - *Emphasis on Earnings, Cash and Credit*
- **Industry Dynamics May Provide Upside**
  - *Acquisition and PPA Opportunities*

Entergy's Strategy Combines Operational Excellence with Smart Investing

Entergy only invests in businesses where it has the scale, scope, skills and positions to enable success. Entergy focuses on operational performance in its businesses to ensure solid execution.



Scale
Scope
Skills
Position
Business Strategy
Operational Management
Point of View
Portfolio Management
Manage Asset Performance/ Productivity
Provide Products/ Services
Manage Customers/ Regulatory Relationships
Long
Develop/ Acquire Assets
Short
Asset Disposition
Industry/ Competitor Standards
Strict VAR Limits
Value Creation

Utility Success Starts with Strong Service Performance

Entergy undertook a variety of initiatives to improve customer service and safety. Substantial performance improvements have helped repair relationships with customers and regulators.

Call Center Answer Speed
98 vs. 02; seconds



59
64%
21
98
02

Abandoned Calls
98 vs. 02; 000s



858
76%
210
98
02

Employee Accidents
98 vs. 02; #



76
53%
36
98
02

Regulatory Outage Complaints
98 vs. 02; #



535
79%
110
98
02

Outage Frequency
98 vs. 02;
per customer per year



3.5
43%
2.0
98
02

Outage Duration
98 vs. 02;
average minutes



278
41%
164
98
02

EMI Case Provides An Example of Regulatory Success

Above-average return targets achieved at Entergy Mississippi, Inc. improve further with incentive opportunities.



EMI Return on Equity Bandwidth
%
Return On Equity
14%
12%
10%
8%
50/50 Sharing
111 Basis Points
No adjustment
111 Basis Points
'98 - '02 Avg. ROE
50/50 Sharing
+/- 100 Basis Pts.
-10
-8
-6
-4
-2
0
2
4
6
8
10
Performance Rating

Entergy Has Leveraged Its Operational Expertise to Extract Value From Nuclear Acquisitions

Entergy's Northeast nuclear fleet has produced improve-ments across operating metrics.



Production Cost
Before vs. After ETR Ownership; Average $/MWh
19%
26
21
Southern Fleet in '02 = 15
Before ETR Ownership
After ETR Ownership
Capacity Factors
Before vs. After ETR Ownership; Average %
18%
Southern Fleet in '02 = 97
77
91
Before ETR Ownership
After ETR Ownership
Outage Duration
Previous Record vs. Last Outage; Average days/plant
43%
46
26
Southern Fleet's Last Outage = 25
Previous Record
Last Outage

Entergy-Koch's Trading Philosophy Has Produced a Consistently Profitable Track Record

Entergy-Koch Trading integrates information obtained in its Physical and Financial Optimization businesses into its POV trading. Its disciplined and analytical approach has produced balanced trading results.

Trading Track Record
Gain/Loss Days
99 – 02; ratio



Winning days far outnumber loss days.
3.0
2.5
2.0
1.5
1.0
0.5
0.0
99
00
01
02
Power
Gas
Weather
Overall

Daily Trading Earnings
00 – 02; days



Avg daily profit is only 0.4% of annual profit
Tightly centered distribution demonstrates consistent performance
Large daily gains (2%of annual profit) are 6x more likely than large losses
Gains on over 2/3 of days
90
80
70
60
50
40
30
20
10
0
Loss Days
$0
Gain Days

Successful Deal Execution Has Driven Entergy's Growth

Entergy's transaction history has been key to the improvement in its financial metrics.

Entergy redeployed its capital into two growth vehicles: Entergy-Koch and Entergy Nuclear.

In 2003 these businesses are expected to earn $300 million and return 8% on invested capital.



Timeline of Divestitures and Investments
$4.5 billion of assets divested
$171m after tax gain
$3.8 billion debt eliminated
London Electricity
Security
Hyperion
DeSoto
Latin America Projects
Spain Sites
EISI
Citi-Power
Edesur
Free-stone
Saltend
Turbines
Damhead Creek
1998
1999
2000
2001
2002
2003
SaltEnd
Damhead Creek
Turbines
Indian Point 3 & Fitz-Patrick
Entergy - Koch
Indian Point 2
Vermont Yankee
$4.8 billion invested
8% 2003 expected return on capital
$300 million 2003 earnings

Discussion Outline

Industry-Leading Financial Performance

Successful Turnaround in a Difficult Environment

Flexible Strategy Provides Foundation

Operational Excellence, Portfolio Management Key to Results

Balanced Financial Goals for the Future

Emphasis on Earnings, Cash and Credit

Industry Dynamics May Provide Upside

Acquisition and PPA Opportunities

Financial Goals Continue to Emphasize Operational Results, Financial Flexibility, and Returns

Entergy's financial forecast reflects continued solid performance across a range of financial measures.



Operating Performance
Industry-Leading Financial Performance
Financial Flexibility
Investment Returns

Operating Performance
- Average annual earnings growth of 8-10%
- Top quartile cost position
- Top quartile net margin

Financial Flexibility
- Highly competitive capital structure aligned for asset risk profile
- Ample liquidity and low cost of capital
- An A credit rating

Investment Returns
- Free cash flow reinvested in advantaged businesses at high capital productivity
- 10% or greater return on capital
- Top quartile total shareholder return through competitive dividend and stock price appreciation

1st Quarter Guidance Reflects Success of POV Trading and Implementation of FAS 143

Implementation of FAS 143 results in a positive difference between as-reported and operational EPS.

Higher 1st quarter operational earnings are driven by strong trading results at Entergy-Koch.

Despite strong 1st quarter results, it is too early to adjust full year 2003 operational EPS guidance.



As-Reported EPS
$4.35-$4.55
SFAS 143
At least $1.65
$(0.35)
1Q02
1Q03
FY03
Operational EPS
$3.75-$3.95*
At least $1.05
$0.80
1Q02
1Q03
FY03

* Excluding disproportionate sharing from EK

OCF Is Anticipated to Remain Strong…

Building on its solid history of producing strong cash flow, Entergy expects to produce about $5.2 billion in operating cash flow from 2003 to 2005.

Operating Cash Flow
98 – 05E; $B



1.8
1.4
2.0
2.2
2.2
$1.7 billion average annually
98
99
00
01
02
03
04
05

…Driving Credit Metrics to Even Better Levels

Improvements in capital structure and coverages will continue to be areas of focus in order to sustain financial flexibility.

Net Debt/Net Capital
98 – 05E; %


52
50
48
46
44
42
40
38
Target 50%
Projected Range
98
99
00
01
02
03
04
05

FFO Interest Coverage Ratio
98 – 05E; # Times


7
6
5
4
3
2
1
0
Target 4.0x
Projected Range
98
99
00
01
02
03
04
05

Growth in Liquidity Fuels Financial Flexibility

Entergy's diverse sources of liquidity comfortably exceed the uses of cash required to fund obligations, dividends and capital investment.

Projected Liquidity
03-05; $B



Sources - $12.9B
Uses - $9.6B
1.3
0.9
3.1
2.4
5.2
(4.4)
(3.4)
(1.0)
(0.8)
3.3
Available for Investment, Debt Retirement, Dividends
Beg. Cash
Undrawn Revolver
Refinancings
New debt
Op. Cash Flow
Debt Retire-ments
Capital Investment
Dividends
Target Liquidity
End Cash

** OCF reflects OCF less fuel expenditures at Entergy Nuclear less decommissioning fund investment*

Discussion Outline

Industry-Leading Financial Performance	Flexible Strategy Provides Foundation	Balanced Financial Goals for the Future	Industry Dynamics May Provide Upside
Successful Turnaround in a Difficult Environment	*Operational Excellence, Portfolio Management Key to Results*	*Emphasis on Earnings, Cash and Credit*	*Acquisition and PPA Opportunities*

Next 3-5 Years Present Greatest Investment Opportunity

Entergy expects that energy merchants will experience financial distress as weak wholesale power market conditions continue and debt becomes due.

Merchants will eventually respond by selling power and gas assets and / or declaring bankruptcy.

Industry Catalysts for Change

	2001	2002	2003	2004 - 2007
Market Conditions	Building Frenzy	Prices Collapse	Industry Over-built	Economy Weak?
Financial Conditions	Double Digit Growth	Asset Sales; Exits	Credit/ Liquidity Concerns	Bankruptcies?
Stake-holder Pressures	Share-holders Reward Growth	Credit Rating Agency Down-grades	Banks Running Assets	Financing Sources Evaporate?

2001	2002	2003	2004 - 2007
IPO's	*Equity Issued*	*Short-Term Debt Crunch*	*Assets Repositioning*

Entergy Will Only Invest in Businesses Where We Have a Distinctive Competency…

Operational skills are top quartile or top decile in Nuclear, Fossil, and Pipeline.

The Southern fleet's Nuclear performance is top quartile. EN is working to propel its Northeast fleet to that level.

Fossil costs improved over the past few years, while the Gulf South pipeline performance favorably compares to peers.



Nuclear Operational Position
2001; capacity factor vs. cost
Capacity Factor (%)
100
85
70
EN-NE
EN-S
25.0
17.5
10.0
Cost ($/MWh)



Fossil Operational Position
2001; outage rate vs. O&M
Outage Rate (%)
5
15
25
ETR
40
20
0
O&M ($/MW)



Pipeline Operational Position
2001; EBITDA/rate base vs. throughput
EBITDA/ Rate Base
0.4
0.2
0
GulfSouth
0
0.4
0.8
1.2
1.6
Throughput (Bcf/yr)

…And When The Timing Is Right

Properly timed acquisitions have the potential to yield significant return opportunities.

Asset Acquisition/Divestiture Economics

Scenario	Buy/sell $/kW	NPV derived from capital gains %	NPV derived from operating income %	NPV 100% = $ MM	IRR Percent
Buy at bottom, sell at top	150/530	67	33	1,625	72
Buy at middle, sell at middle	300/450	22	78	145	21
Build at bottom, sell at top (heat-rate and cost improvements)	560/530	-49	149	-204	-15
Build/buy at top, sell at bottom	560/300	-45	145	-230	-48

Structural Changes in Gas Market Provide Upside Opportunities…

Rig Count
96 – 02; % change



Gas Rigs
Cash Gas Prices
250%
200%
150%
100%
50%
0%
-50%
-100%
96
96
97
98
99
00
01
01
02

Gas Reserves/Production
77 – 01; Ratio



14
13
12
11
10
9
8
77
81
85
89
93
97
01

LNG Imports
00 – 10E; BCF/day



Bcf per Day
80
75
70
65
LNG
Import
Requirement
00
01
02
03
04
05
06
07
08
09
10
Demand
Productive Capacity

Gas Storage Demand
96 – 03E; % of Capacity



100
80
60
40
20
0
96
97
98
99
00
01
02
03

…With Natural Gas and Oil on the Margin in the Northeast…

Significant differences in the percent of time in 2003 that gas and oil will be on the margin exists across U.S. regions. The all-time percentage varies from over 90 in California to below 20 in the MAPP-US, MAIN, and the Rocky Mountains.

Natural Gas and Oil on the Margin*
% of time projected in 2003



Entergy Nuclear Northeast
Pacific Northwest (87%)
(95%)
CA
(91%)
Mountain Northwest (60%)
Rocky Mountains (15%)
MAPP-US (10%)
AZ-NM-So. NV (78%)
SPP (47%)
ERCOT (86%)
MAIN (20%)
ECAR (23%)
TVA (25%)
NYPP (49%)
NEPOOL (79%)
MAAC (48%)
VACAR (27%)
Southern (50%)
FRCC (92%)
Entergy (58%)
0%–25%
>25%–50%
>50%–75%
>75%–100%

*Source: CERA

…Helping to Significantly Improve Prices for 2005 Nuclear Output

Entergy Nuclear is almost fully hedged near-term and is working actively to secure additional contracts.

Current market pricing offers attractive opportunities for expanding unit contingent PPAs.

PPA Commitments
02 – 06; % of output sold forward



Contracts
Goal by end of 2003
100
100
100
92
75
25
50
23
02
03
04
05
06

PPA Pricing
02 – 06; $/MWh



Northeast Fleet*
Market
53.00
43.00
43.00
40.00
37.84
37.05
38.23
36.31
35.67
02
03
04
05
06

Source: Entergy internal analysis
**Weighted average*

While Growth Will Be Derived From Intrinsic and Step-Out Sources…

As yesterday's step-out investments – Entergy Nuclear and Entergy-Koch – add to Entergy's baseline, they become important sources of tomorrow's intrinsic growth.

Sources of Earnings Per Share Growth
99 – 05E; Allocation of EPS Growth; %


99-03
80%
Step Out
20%
Intrinsic
03-05
40%
Step Out
60%
Intrinsic

…Hedging 2005 Nuclear Output At Higher Prices Can Reduce Reliance on Step-Out Growth

By selling its non-PPA nuclear output at market prices in 2004 and 2005, Entergy may reduce its need for step-out investments to meet earnings growth targets.

Earnings Per Share Guidance
03 - 05



5.25
4.75
4.25
3.75
03
04
05
2003 Guidance Midpoint
$3.85
8 - 10% target growth range
$3.3B invested at 9% historical reinvestment rate
Hedge remaining '04 and '05 nuclear output at $40/MWh
6% intrinsic growth

Summary

- Significant financial, regulatory, and operational progress has been achieved placing Entergy among the top performers in its peer group
- Disciplined portfolio management has contributed to significant improvements in earnings and financial flexibility
- Growth is provided by a mix of intrinsic and step-out opportunities
- Balanced long-term financial goals will guide decisions
- Market conditions have the potential to enhance earnings growth opportunities